                                                               EXHIBIT 99.B16(b)

                      PRUDENTIAL STRUCTURED MATURITY FUND

                                   CLASS "A"


                                   EXHIBIT
                            AGGREGATE TOTAL RETURN
                                  CALCULATION


                                    ERV - P
                              T =  ---------
                                       P


        P = hypothetical initial payment of $1,000

      ERV = ending redeemable value

        T = Aggregate total return


================================================================================


                          1 Year                Inception
                          ended                  through
                        December 31,            December 31,
                           1992                    1992
                        -----------             -----------


        P =              $1,000.00              $1,000.00

      ERV =              $1,068.40              $1,361.70

        T =                   6.84%                 36.17%

                      PRUDENTIAL STRUCTURED MATURITY FUND

                                   CLASS "B"


                                    EXHIBIT
                            AGGREGATE TOTAL RETURN
                                  CALCULATION


                                      ERV - P
                                T =  ----------
                                          P

                P = hypothetical initial payment of $1,000

              ERV = ending redeemable value

                T = Aggregate total return

================================================================================


                                   Inception
                                    through
                                 December 31,
                                     1992
                                 ------------

                         P =      $1,000.00
                       ERV =        $970.00
                         T =          -3.00%